Statements of Cash Flows - Appendix - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Adjustments required to reflect net cash used in operating activities:
Depreciation	$ 156	$ 130	$ 122
Interest income	(331)	(263)	(100)
Exchange losses (gains) on cash and cash equivalents	(260)	(18)	146
Net changes in severance pay obligations	17	8	(27)
Share based payments	4,152	1,420	1,041
Other	3,734	1,277	1,182
Changes in working capital:
Decrease (increase) in other current assets	(409)	126	(485)
Increase in trade receivables	(2,000)
Decrease (increase) in long term prepaid expenses	(90)	307	(284)
Increase (decrease) in accounts payable:
Trade	421	472	1,355
Other	1,199	158	(127)
Increase in deferred revenue	3,138
Changes in working capital, total	2,259	1,063	459
Adjustments required to reflect net cash used in operating activities, total	5,993	$ 2,340	$ 1,641
APPENDIX B:
Non cash activity-Purchase of property and equipment in payables	$ 115